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   Filed with Securities and Exchange Commission July 16, 1996


              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                      ------------------

                           FORM 8-K

                        CURRENT REPORT

                     --------------------


               Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

                         July 1, 1996



                     Key Technology, Inc.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



    Oregon                   O-21820              93-0822509
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- - ---
(State or other       (Commission File No.)     (IRS Employer
jurisdiction of                               Identification
No.)
incorporation)



150 Avery Street, Walla Walla, Washington                99362
- - -----------------------------------------             --------
- - --
(Address of principal executive offices)              (Zip
Code)


Registrant's telephone number, including area code:

                        (509) 529-2161



                              N/A
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)



This Form 8-K consists of four pages. Exhibits are indexed on page 3.

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

Item 2.   Acquisition or Disposition of Assets.

          Effective July 1, 1996, Key Technology, Inc. (the "Company") acquired Suplusco Holding B.V. ("Suplusco") and its wholly-owned subsidiary Superior B.V. ("Superior"), both located in Beusichem, The Netherlands. Superior is a manufacturer of vibratory conveying equipment. The acquisition includes all Superior operations. Superior will continue to operate as a separate subsidiary of the Company led by its existing management team, and its 25 employees will be retained.

          The acquisition occurred pursuant to a Stock
Purchase Agreement dated as of July 1, 1996 (the "Stock Purchase Agreement") among the Company; Suplusco; and R.C. van Beem, W.J. Arentsen, and W. de Haan (the "Suplusco Shareholders"), who indirectly owned all of the outstanding stock of Suplusco. The assets acquired include a building, inventory, machinery, equipment and other operating assets. The Suplusco Shareholders also agreed not to compete with the Company or its subsidiaries for two years following termination of their employment with Superior.

          The purchase price for the stock was 5,200,000 guilders (U.S. $3.0 million), which includes certain deferred payments to be paid over three years as provided in the Stock Purchase Agreement. At closing, the Company also paid certain debts of Suplusco in the aggregate amount of 1,635,000 guilders (U.S. $950,000). The portion of the purchase price, which was determined by negotiation between the Company and the Suplusco Shareholders, was paid in cash from operating capital of the Company.

          The foregoing description of the Stock Purchase
Agreement is qualified in its entirety by reference to the copy of same attached hereto as Exhibit 2.1.

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

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits
                                                          Page
                                                          ----

     (a)  Financial Statements of Businesses Acquired and
Pro Forma Financial Information.

          It is impractical to provide the required financial statements and pro form financial information relating to the acquisition at the present date. The
Company will file the required statements and information not later than September
13, 1996.

     (b)  Exhibits.

          The following exhibit is being filed herewith:

     2.1  Stock Purchase Agreement, dated as of July 1,
          1996, among the Company and the selling
          stockholders (omitting all schedules and exhibits*).

     *    A list of all schedules and exhibits is
          provided with the Stock Purchase Agreement.
          The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to the Stock
          Purchase Agreement upon request.

                          SIGNATURES
                          ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               KEY TECHNOLOGY, INC.




Date: July 15, 1996            By: /s/ Steven D. Evans
                                   --------------------------
                                   Steven D. Evans
                                   Chief Financial Officer and
                                   Vice President, Finance and
                                   Administration

                         EXHIBIT INDEX


Exhibit No.                                               Page
- - -----------                                               ----

2.1            Stock Purchase Agreement, dated as of
               July 1, 1996, among the Company and
               the selling stockholders (omitting
               all schedules and exhibits*).


* A list of all schedules and exhibits is provided with the Stock Purchase Agreement. The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to the Stock Purchase Agreement upon request.